Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the period ended June 30, 2016, of Agro Capital Management Corp., a Nevada corporation (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Transition Report"), I, Christopher Xavier Dorairaj, Chief Executive Officer and Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

2. The information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of the Company.

 /s/ Christopher Xavier Dorairaj

Christopher Xavier Dorairaj,

Chief Executive Officer, Chief Financial Officer, and Director

Date:  September 28, 2016